DERIVATIVE LIABILITIES	9 Months Ended
Mar. 31, 2022
Derivative Liabilities
DERIVATIVE LIABILITIES

NOTE 8 - DERIVATIVE LIABILITIES

The conversion rates of the convertible notes and Series C Convertible Preferred Stock are convertible at a variable rate. Accordingly, the Company concluded there is an embedded derivative which was required to be bifurcated and accounted for as a derivative liability. The Company chose to use the Black Scholes model to calculate the derivative liability. The assumptions in the derivative liability calculation included the price of the Company’s common stock of $0.0141 at the valuation date, term of zero, a risk free rate of between $0.0010 and $0.0011 and a volatility rate of between 150% and 341%. The Company has recorded the embedded derivative liability at its’ fair value utilizing the Black Scholes Merton option pricing model, as follows:

	Level 1	Level 2	Level 3	Total
Derivative liability	$-	$-	$155,973	$155,973